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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  ____________




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): April 9, 1996
                                                  -------------
                                (April 9, 1996)
                                ---------------

                         EAGLE-PICHER INDUSTRIES, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)



            OHIO                   1-1499               31-0268670
- ----------------------------    ------------           --------------
(State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)          File Number)           Identification
                                                           Number)



       580 Walnut St., 13th Floor, P.O. Box 779, Cincinnati, Ohio  45201
       -----------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:  513-721-7010
                                                     ------------

                                (Not Applicable)
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events.
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         On April 9, 1996, Eagle-Picher Industries, Inc. and seven of its domestic subsidiaries filed a First Amended Consolidated Plan of Reorganization (the "Amended Plan") in their chapter 11 cases. These cases are pending before the United States Bankruptcy Court for the Southern District of Ohio, Western Division, under the caption, IN RE EAGLE-PICHER INDUSTRIES, INC., ET AL., Consolidated Case No. 1-91-00100. The Amended Plan was proposed jointly with the Injury Claimants' Committee and Legal Representative for Future Claimants appointed by the Bankruptcy Court to represent certain claimants in the chapter 11 cases. The basic elements of the Amended Plan are discussed in the News Release dated April 9, 1996, which is attached hereto as Exhibit 20 and incorporated by reference into this Item 5.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EAGLE-PICHER INDUSTRIES, INC.
                                           -----------------------------
                                                   (Registrant)




Date:  April 9, 1996                       By:   /s/ David N. Hall
                                               ----------------------------
                                                     David N. Hall
                                                 Senior Vice President-
                                                        Finance





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                          EXHIBIT INDEX



Exhibit Number                                        Page
- --------------                                        ----

      20                                                5





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